                       Consent of Independent Auditors

We consent to the reference to our firm under the captions  "Board of Trustees and  Oversight  Committees"  and  "Independent  Auditors" in the  Statement of
Additional  Information  and to the use of our report  dated July 16,  2003 in the  Registration  Statement  (Form N-1A Nos.  333-106014  and  811-21370) and
related Prospectus of Oppenheimer  International Large-Cap Core Fund (the sole fund constituting the Oppenheimer International Large-Cap Core Trust).

/s/ERNST & YOUNG LLP
ERNST & YOUNG LLP

New York, New York
August 4, 2003